Supplement dated July 27, 2026
to the following statutory prospectus(es):
Monument Advisor dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Appendix D: Financial Intermediary Variations is updated to add the following:
LPL Enterprise
•
If an applicant is applying for a qualified contract (IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend this contract unless the ROP Enhanced Death Benefit Rider is elected.
LPL Financial LLC
•
If an applicant is applying for a qualified contract (IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend this contract unless the ROP Enhanced Death Benefit Rider is elected.
PROS-1204